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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                              December 18, 1998

                            --------------------

              Date of Report (Date of earliest event reported)

                        FIRST CONSULTING GROUP, INC.

                            --------------------

        (Exact name of registrant as specified in its charter)

         DELAWARE                   000-23651                    95-3539020
      ---------------            ---------------              ---------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation              File Number)             Identification No.)

                         111 W. OCEAN BLVD., 4TH FLOOR
                             LONG BEACH, CA  90802
                             ---------------------
                  (Address of principal executive offices)

                                (562) 624-5200
                             ---------------------
            (Registrant's telephone number, including area code)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS CURRENT REPORT ON FORM 8-K (THE "REPORT") CONTAINS FORWARD-LOOKING STATEMENTS THAT KNOWN
AND UNKNOWN INVOLVE RISKS AND UNCERTAINTIES.   IN PARTICULAR, SEE THE SECTION
ENTITLED "RISK FACTORS" IN THE JOINT PROXY STATEMENT/PROSPECTUS FILED AS
PART OF THE REGISTRATION STATEMENT ON FORM S-4 (NO. 333-65127) DECLARED EFFECTIVE BY THE SEC ON NOVEMBER 17, 1998.

Foxtrot Acquisition Sub, Inc., a Delaware corporation ("Merger Sub"), which was a wholly owned subsidiary of First Consulting Group, Inc., a Delaware corporation ("FCG"), was merged with and into Integrated Systems Consulting Group, Inc., a Pennsylvania corporation ("ISCG"), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of September 9, 1998, among FCG, Merger Sub, and ISCG (the "Agreement"). The terms of the Agreement were determined through arms' length negotiations between FCG and ISCG.

The merger of Merger Sub with and into ISCG (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on December 18, 1998 and the filing of the Articles of Merger with the Pennsylvania Secretary of State on December 18, 1998 (the "Effective Time"). Approximately 77% of the outstanding shares of ISCG common stock, par value $ .005 per share ("ISCG Common Stock"), approved the Agreement and the Merger and approximately 81% of the outstanding shares of FCG common stock, par value $.001 per share ("FCG Common Stock"), approved the issuance of FCG Common Stock in connection with the Merger.

Of the ISCG Common Stock eligible to vote on the issuance of FCG Common Stock in connection with the Merger, approximately 4% voted against the Agreement and the Merger and approximately 1% abstained. Of the Common Stock eligible to vote on the issuance of FCG Common Stock in connection with the Merger, approximately 0.04% voted against the issuance and approximately 0.07% abstained.

At the Effective Time: (i) Merger Sub ceased to exist; (ii) ISCG, as the surviving corporation in the Merger, became a wholly owned subsidiary of FCG; and (iii) subject tot the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of ISCG Common Stock outstanding immediately prior to the Effective Time was converted into the right to receive .77 shares of FCG Common Stock.

In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to ISCG options and warrants then outstanding, were converted into and became rights with respect to FCG Common Stock, and FCG assumed each such outstanding ISCG option and warrant in accordance with the terms of such option. By virtue of the assumption by FCG of such ISCG options, from and after the Effective Time: (i) each ISCG option assumed by FCG may be exercised solely for FCG Common Stock; (ii) the number of shares of FCG Common Stock subject to each such ISCG option is equal to the number of shares of ISCG Common Stock subject to such option immediately prior to the Effective Time multiplied by .77 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and (iii) the per share exercise price under each such ISCG option was adjusted by dividing the per share exercise price under such ISCG option by .77 and rounding up the nearest cent.

The former stockholders of ISCG are receiving approximately 6,246,306 shares of FCG Common Stock pursuant to the Merger. In addition, shares of ISCG options and warrants were converted into and become rights with respect to approximately 1,176,049 shares of FCG Common Stock. With respect to the ISCG options, FCG assumed each such option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which is it evidenced.

ITEM 5. FIRST CONSULTING GROUP, INC. CLOSES MERGER WITH INTEGRATED SYSTEMS CONSULTING GROUP, INC.

On December 18, 1998 FCG closed its merger with ISCG. A press release relating to closing of the merger is attached hereto as Exhibit 99.1.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)    Financial Statements of the Business Acquired

     (1) The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference to such financial statements as filed with the Securities and Exchange Commission (the "Commission") by Integrated Systems Consulting Group, Inc. ("ISCG") (Commission File Number 000-28206) in ISCG's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and in ISCG's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1998, June 30, 1998, September 30, 1998.

     (b)    Pro Forma Financial Information

     (2) The required pro forma financial information with respect to the acquired business referred to in Item 2 of this report is incorporated by reference to such pro forma financial information as filed with the Commission by ISCG in the Registration Statement on Form S-4 (Registration No. 333-65127) on November 17, 1998.

     (c)    Exhibits

EXHIBIT NO.    DESCRIPTION

    2.1 Agreement and Plan of Merger and Reorganization, dated as of September 9, 1998, among First Consulting Group, Inc., a Delaware Corporation, Foxtrot Acquisition Sub, Inc., a Delaware Corporation, and Integrated Systems Consulting Group, Inc., a Pennsylvania Corporation, (incorporated reference to
               Exhibit 99.1 to Current Report on Form 8-K filed with the Commission on September 23, 1998).

   23.1        Consent of Grant Thornton L.L.P. (filed herewith)

   99.1        Press Release dated December 18, 1998 (filed herewith)



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST CONSULTING GROUP, INC.

Date:  December 18, 1998


                                        By:   /s/ Luther J. Nussbaum
                                            --------------------------------
                                                  Luther J. Nussbaum
                                                  Chief Executive Officer